UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2022

HERITAGE-CRYSTAL CLEAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33987	26-0351454
(State or other jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2175 Point Boulevard, Suite 375, Elgin, IL 60123
 (Address of Principal Executive Offices) (Zip Code)

(847) 836-5670
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HCCI	NASDAQ Global Select Market

Item 2.01. Completion of Acquisition or Disposition of Assets

On August 3, 2022 (the “Closing Date”), Heritage-Crystal Clean, LLC, an Indiana limited liability company (“Buyer”) and a wholly owned subsidiary of Heritage-Crystal Clean, Inc. (the “Company”), completed its acquisition of all of the issued and outstanding shares of the capital stock (“Shares”) of Patriot Environmental Services, Inc., a California corporation (“Patriot”), from Channel PES Acquisition Co., LLC, a Delaware limited liability company (“Seller”). Pursuant to the Stock Purchase Agreement, dated as of June 29, 2022 (the “Stock Purchase Agreement”), by and among Seller, Patriot and Buyer, Buyer acquired all of the Shares for an aggregate cash consideration of approximately $156 million, subject to certain adjustments set forth in the Stock Purchase Agreement.

The foregoing description of the Stock Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 30, 2022, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 3, 2022, the Company issued a press release announcing the completion of the acquisition of Patriot as contemplated by the Stock Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be deemed "filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Company will file by amendment to this Report, within 71 calendar days of the date on which this report was required to be filed, the historical financial statements with respect to the companies acquired in the Acquisition that are required to be filed as part of this report pursuant to Regulation S-X.

(b) Pro Forma Financial Information

The Company will file by amendment to this Report, within 71 calendar days of the date on which this report was required to be filed, the historical pro forma financial information with respect to the companies acquired in the Acquisition that are required to be filed as part of this report pursuant to Regulation S-X.

(d) Exhibits.

Exhibit number	Description
2.1*
Stock Purchase Agreement, dated as of June 29, 2022 (the “Stock Purchase Agreement”), by and among Channel PES Acquisition Co., LLC, Patriot Environmental Services, Inc. and Heritage-Crystal Clean, LLC

99.1	Press Release, dated August 3, 2022
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

*
Schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule, annex or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE-CRYSTAL CLEAN, INC.

Date: August 3, 2022	By: /s/ Mark DeVita Title: Chief Financial Officer